UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2010
Friedman Industries, Incorporated
(Exact name of registrant as specified in its charter)

Texas	1-07521	74-1504405
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4001 Homestead Road		77028
Houston, Texas		(Zip Code)
(Address of principal executive offices)
713-672-9433
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     On September 2, 2010, Friedman Industries, Incorporated (the “Company”) held its Annual Meeting of Shareholders. At the meeting, the shareholders voted on the election of nine directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The nine nominees of the Board of Directors of the Company were elected at the meeting. The number of shares voted for and withheld with respect to each of the nominees were as follows:

	Shares
	Voted	Shares
Nominee	For	Withheld
William E. Crow	3,317,070	295,955
Harold Friedman	3,370,004	243,021
Durga D. Agrawal	2,327,361	1,285,664
Charles W. Hall	2,432,888	1,180,137
Alan M. Rauch	3,459,795	153,230
Max Reichenthal	3,462,316	150,709
Hershel M. Rich	3,456,196	156,829
Joel Spira	3,276,046	336,979
Joe L. Williams	2,434,340	1,178,685
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 2, 2010

FRIEDMAN INDUSTRIES, INCORPORATED
By:	/s/ BEN HARPER
Ben Harper
Senior Vice President - Finance